UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 17, 2021

VUZIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A

West Henrietta, New York 14586

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.001	VUZI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 20201 Vuzix Corporation (the “Company”) granted options to purchase 1,750,000 shares of common stock to Grant Russell, the Company’s chief financial officer, and options to purchase 3,260,000 shares of common stock to Paul Travers, the Company’s chief executive officer. The options are being granted under the Company’s existing 2014 Incentive Stock Plan. The options have an exercise price of $19.00. 125,000 of Mr. Russell’s options and 250,000 of Mr. Travers’ options vest immediately and the remainder will vest upon achievement of certain market capitalization and operating results goals and not simply the passage of time, as follows:

Award Potential		Criteria Achievement Weighting
		50%	35%	15%
Options: Travers	Options: Russell	Equity Market Capitalization Threshold	Revenue Target	EBITDA Margin before Non-Cash Charges Target
250,000	125,000	$1,000,000,000	N/A	N/A
400,000	200,000	2,000,000,000	$25,000,000	0.0%
400,000	200,000	3,000,000,000	50,000,000	2.0%
400,000	200,000	4,000,000,000	100,000,000	4.0%
400,000	200,000	5,000,000,000	200,000,000	6.0%
325,000	175,000	6,000,000,000	300,000,000	8.0%
325,000	175,000	7,000,000,000	450,000,000	10.0%
300,000	175,000	8,000,000,000	675,000,000	12.0%
230,000	175,000	9,000,000,000	1,000,000,000	14.0%
230,000	125,000	10,000,000,000	1,500,000,000	16.0%
3,260,000	1,750,000

The Company also granted to other management employees options to purchase an aggregate of 990,000 shares of common stock with an exercise price of $19.00 and similar vesting terms. Re-sale of the shares issuable upon exercise of the options granted to Mr. Travers, Mr. Russell and other management employees will be subject to certain restrictions for up to 24 months, which will be removed on a monthly basis over such 24 month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2021	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell
Chief Financial Officer